                                                                    EXHIBIT 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2) [ ]
                               ------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
             (Exact name of trustee as specified in its charter)

                           NEW YORK                                                      13-3818954
----------------------------------------------------------------    ----------------------------------------------------------------
 (Jurisdiction of Organization if not a U. S. National bank)                (I.R.S. employer identification no.)

                     114 WEST 47TH STREET
                      NEW YORK, NEW YORK                                                 10036-1532
----------------------------------------------------------------    ----------------------------------------------------------------
           (Address of principal executive office)                                       (Zip Code)



                                                          AQUA-CHEM, INC.
                                        (Exact name of obligor as specified in its charter)


                           DELAWARE                                                      39-1900496
----------------------------------------------------------------    ----------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)              (I.R.S. employer identification no.)

                   7800 NORTH 113TH STREET
                         P.O. BOX 421
                     MILWAUKEE, WISCONSIN                                                  53201
----------------------------------------------------------------    ----------------------------------------------------------------
           (Address of principal executive offices)                                      (Zip Code)


                                            11 1/4% SENIOR SUBORDINATED NOTES DUE 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                (Title of the indenture securities)

                                                                   EXHIBIT 25.1


ITEM 1.       GENERAL INFORMATION.

              Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.


                         Name                                                  Address
                         --------------------------------------------------    --------------------------
                         Federal Reserve Bank of New York (2nd District)       New York, New York
                         (Board of Governors of the Federal Reserve System)

                         Federal Deposit Insurance Corporation                 Washington, D.C.

                         New York State Banking Department                     Albany, New York

      (b)     Whether it is authorized to exercise corporate trust powers.

                         The trustee is authorized to exercise corporate trust powers.

ITEM 2.       AFFILIATIONS WITH OBLIGOR.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

                         None.

ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

              The obligor currently is not in default under any of its outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

ITEM 16.      LIST OF EXHIBITS.

              List below all exhibits filed as a part of this Statement of Eligibility.


                       Exhibit                                          Incorporated by                Filed
                         No.              Description                   Reference From                Herewith
                       -------    ----------------------------      ---------------------------       --------
                        T-1.1     Organization Certificate, as      Exhibit T-1.1 to Form T-1
                                  amended, issued by the State      filed on September 15, 1995
                                  of New York Banking               with the Commission
                                  Department to transact            pursuant to the Trust
                                  business as a Trust Company       Indenture Act of 1939, as
                                                                    amended by the Trust
                                                                    Indenture Reform Act of
                                                                    1990 (Registration
                                                                    No. 33-97056).

                                                                    EXHIBIT 25.1


                       Exhibit                                          Incorporated by                Filed
                         No.              Description                   Reference From                Herewith
                       -------    ----------------------------      ---------------------------       --------


                        T-1.2     Copy of certificate of               Included in Exhibit T-1.1.
                                  authority of the Trustee to
                                  commence business

                        T-1.3     Copy of authorization of the         Included in Exhibit T-1.1.
                                  Trustee to exercise corporate
                                  trust powers

                        T-1.4     The By-Laws of United                Exhibit T-1.4 to Form T-1
                                  States Trust Company of              filed on September 15, 1995
                                  New York, as amended                 with the Commission
                                                                       pursuant to the Trust
                                                                       Indenture Act of 1939, as
                                                                       amended by the Trust
                                                                       Indenture Reform Act of
                                                                       1990 (Registration No.
                                                                       33-97056).

                        T-1.5     Not applicable.

                        T-1.6     Consent of the Trustee                                                  X
                                  required by Section 321(b) of
                                  the Trust Indenture Act of
                                  1939, as amended by the
                                  Trust Indenture Reform Act
                                  of 1990

                        T-1.7     A copy of the latest report of                                          X
                                  condition of the trustee
                                  pursuant to law or the
                                  requirements of its
                                  supervising or examining
                                  authority.

                        T-1.8     Not applicable.

                        T-1.9     Not applicable.

NOTE

As of July 14, 1998, the trustee had 2,999,020 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                                                    EXHIBIT 25.1


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 29th day

of July, 1998.


                                         UNITED STATES TRUST COMPANY OF NEW YORK


                                   By:       /s/ John Guiliano
                                          ---------------------------------

                                 Name:    John Guiliano
                                          ----------------

                                Title:    Vice President
                                          ----------------

                                                                    EXHIBIT 25.1



       The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036


                                 January 7, 1997



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

         Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                Very truly yours,

                                UNITED STATES TRUST COMPANY
                                OF NEW YORK



                                By:   /s/ Gerard F. Ganey
                                   ---------------------------
                                      Senior Vice President

                                                                    EXHIBIT 25.1

                   UNITED STATES TRUST COMPANY OF NEW YORK
                     CONSOLIDATED STATEMENT OF CONDITION
                                MARCH 31, 1998
                               ($ IN THOUSANDS)


ASSETS
      Cash and Due from Banks                                            $  303,692
      Short-Term Investments                                                325,044
      Securities, Available for Sale                                        650,954
      Loans                                                               1,717,101
      Less:  Allowance for Credit Losses                                     16,546
      Net Loans                                                           1,700,555
      Premises and Equipment                                                 58,868
      Other Assets                                                          120,865
                                                                         ----------

      TOTAL ASSETS                                                       $3,159,978
                                                                         ==========

LIABILITIES
      Deposits:
         Non-Interest Bearing                                            $  602,769
         Interest Bearing                                                 1,955,571
         Total Deposits                                                   2,558,340
      Short-Term Credit Facilities                                          293,185
      Accounts Payable and Accrued Liabilities                              136,396
                                                                         ----------

TOTAL LIABILITIES                                                        $2,987,921
                                                                         ==========

STOCKHOLDER'S EQUITY
      Common Stock                                                       $   14,995
      Capital Surplus                                                        49,541
      Retained Earnings                                                     105,214
      Unrealized Gains on Securities Available for Sale (Net of Taxes)        2,307
                                                                         ----------

TOTAL STOCKHOLDER'S EQUITY                                               $  172,057
                                                                         ----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                               $3,159,978
                                                                         ==========



         I, Richard E. Brinkmann, Senior Vice President & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, SVP & Controller

May 6, 1998